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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 26, 2002

                          HOUSEHOLD FINANCE CORPORATION
                          -----------------------------

             (Exact name of registrant as specified in its charter)



        Delaware                    1-75                         36-1239445
--------------------------------------------------------------------------------

    (State or other            (Commission File                  (IRS Employer
    jurisdiction of                Number)                      Identification
     incorporation)                                                  Number)


               2700 Sanders Road, Prospect Heights, Illinois       60070
               ---------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


                                  847/564-5000
                                  ------------

               Registrant's telephone number, including area code

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Item 5.  Other Events

         On July 1, 2002, Household International, Inc. contributed all of the capital stock of Household Bank (SB), N.A. ("HBSB"), a wholly owned subsidiary of Household Bank, f.s.b., to Household Finance Corporation ("HFC"). HBSB, in turn, purchased all of the assets of Beneficial Bank USA, a wholly owned credit card banking subsidiary of HFC. Subsequently, HFC merged its wholly owned banking subsidiary, Household Bank (Nevada) N.A. with and into HBSB with HBSB being the surviving entity. The merger completed the consolidation of all of Household International, Inc.'s credit card banks into one credit card banking subsidiary of HFC. HFC believes the combination of the banks will streamline and simplify its regulatory reporting process as well as optimize capital and liquidity management. In accordance with the guidance established for mergers involving affiliates under common control, the financial statements of HFC have been restated to include the results of HBSB for all periods presented similar to a pooling of interests.

         Set forth in Exhibit 99 hereto is selected unaudited financial information with respect to the operations of HFC for the one month ended July 31, 2002 and 2001 and as of July 31, 2002 which include the results of HBSB for all periods presented. This information is being furnished pursuant to United States Securities and Exchange Commission ("SEC") guidelines that require the issuance of financial results of the combined entities for a period subsequent to the merger before restated financial results may be filed with the SEC.

Item 7.  Financial Statements and Exhibits

         (a)   Financial statements of business acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

               No.      Exhibit
               --       -------

               99 Selected unaudited financial information with respect to the operations of Household Finance Corporation for the one month ended July 31, 2002 and 2001 and as of July 31, 2002 which include the results of HBSB for all periods presented.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      HOUSEHOLD FINANCE CORPORATION
                      (Registrant)

                      By: /s/ David A. Schoenholz
                          ---------------------------

                      David A. Schoenholz
                      President and Chief Executive Officer,
                      (a Principal Financial Officer), Director and on behalf of Household Finance Corporation

Dated: August 26, 2002